Exhibit 10.1

SUBSCRIPTION AGREEMENT

Bone Biologics Corporation

2 Burlington Woods Dr., Suite 100

Burlington, MA 101803

Gentlemen:

The undersigned subscriber or subscribers (hereinafter, the “Purchaser”) has received and carefully read this subscription agreement (the “Agreement”) and the Confidential Offering Documents for Accredited Investors as may be amended or supplemented from time to time consisting of certain of the Company’s securities filings (the “Securities Filings”) which have been filed with the Securities and Exchange Commission (“SEC”) which are available at www.sec.gov (the “Offering Documents”) which relates to the offering of securities (the “Offering”) of Bone Biologics Corporation, a Delaware corporation (the “Company”).

1. Subscription. Subject to the terms and conditions of this Agreement, the Purchaser hereby irrevocably subscribes for and agrees to purchase the number of Shares (the “Shares”) of the Company, on the signature page hereof at a purchase price of $2.00 per Share (the “Share Purchase Price”) and hereby tenders this Agreement, together with a check or wire transfer in such amount to the Company for such purchase.

The Purchaser agrees that this subscription shall be irrevocable and shall survive the death or disability of the Purchaser. The Purchaser understands that if this subscription is not accepted, in whole or in part, funds received by the Company pursuant hereto will be returned to the Purchaser, without interest accrued thereon or deduction therefrom.

2. Acceptance of Subscription. The Purchaser acknowledges that the Company has the right (in its sole discretion) to accept or reject this subscription, in whole or in part, for any reason, and that this subscription shall be deemed to be accepted by the Company only when it is signed on its behalf. The Agreement either will be accepted or rejected, in whole or in part, as promptly as practical after receipt. The Purchaser agrees that subscriptions need not be accepted in the order subscriptions are received by the Company. Upon rejection of this Agreement for any reason, all items received with this Agreement shall be returned to the Purchaser without deduction for any fee, commission or expense and without accrued interest with respect to any money received, and this Agreement shall be deemed to be null and void and of no further force or effect.

3. Representations, Warranties and Covenants of the Purchaser. The Purchaser hereby represents, warrants to, and covenants with the Company and the Placement Agent as follows:

(a) The Shares (collectively, the “Securities”) offered in this Offering are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the Offering and sale of the Securities contemplated hereby is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Rule 506(b) of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Agreement.

(b) he Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”), acknowledges that it has received the Offering Documents, either in hard copy or electronically, and all other documents requested by the Purchaser, has carefully reviewed them and understands the information contained therein, and the Purchaser and the Advisors, if any, prior to the execution of this Agreement, have had access to the same kind of information as would be available in a registration statement filed by the Company under the Securities Act. Purchaser’s decision to enter into this Agreement has been made based solely on the independent evaluation by the Purchaser and its Advisors, if any.

(c) Neither the SEC nor any state securities commission or other regulatory body has approved the Shares, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Offering Documents. Any representation to the contrary is a criminal offense. The Offering Documents have not been reviewed by any federal, state or other regulatory authority. The Securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom.

(d) All documents, records, and books pertaining to the investment in the Shares (including, without limitation, the Offering Documents) have been made available for inspection by the Purchaser and its Advisors, if any.

(e) The Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering of the Shares and the business, financial condition, and results of operations of the Company, and all such questions have been answered by representatives of the Company to the full satisfaction of the Purchaser and its Advisors, if any.

(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Offering Documents or as contained in documents so furnished to the Purchaser or its Advisors, if any, by the Company.

(g) The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Shares directly or indirectly through or as a result of, any form of general solicitation or general advertising including, without limitation, any press release, article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the internet (including without limitation, internet “blogs,” bulletin boards, discussion groups or social networking sites) in connection with the Offering and sale of the Shares and is not subscribing for the Shares and did not become aware of the Offering of the Shares through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

(h) Other than R.W. Pressprich & Co. who is acting as placement agent (the “Placement Agent”) for the Company in the Offering, and any broker-dealer and member of FINRA who the Placement Agent may have retained to offer and sell Shares in this Offering, the Purchaser is not aware of any person and has been advised that no person, will receive from the Company any compensation as a broker, finder, adviser or in any other capacity in connection with the purchase of the Shares.

(i) The Purchaser, either alone or together with its Advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering, to evaluate the merits and risks of an investment in the Shares and the Company and to make an informed investment decision with respect thereto.

(j) The Purchaser understands that the Company will review this Agreement and the Purchaser’s Confidential Purchaser Questionnaire which is attached hereto as Exhibit A and incorporated herein by such reference and the Company is hereby given authority by the Purchaser to call the Purchaser’s bank or place of employment or otherwise investigate or review the financial standing of the Purchaser; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

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(k) The Purchaser is not relying on the Company, the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors, if any.

(l) The Purchaser represents that the Shares are being purchased for the Purchaser’s own account, for investment purposes only and not with a view for distribution or resale to others. The Purchaser agrees that the Purchaser will not sell or otherwise transfer the Securities unless the Securities are registered under the Securities Act or unless in the opinion of counsel satisfactory to the Company an exemption from such registration is available. The Purchaser understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Purchaser’s investment intention. In this connection, the Purchaser understands that it is the position of the SEC that the statutory basis for such exemption would not be present if the Purchaser’s representation merely meant that the Purchaser’s present intention was to hold such Shares for a short period, such as the capital gains period of tax statutes, for a deferred sale or for any other fixed period. The Purchaser realizes that the SEC might regard a purchase with an intent inconsistent with the Purchaser’s representation to the Company, and a sale or disposition thereof, as a deferred sale to which the exemption is not available.

(m) The purchase of the Shares represents a high risk capital investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company. The Purchaser must bear the substantial economic risks of the investment in the Shares indefinitely because none of the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the Securities to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books. Stop transfer instructions will be placed with the transfer agent of the Securities.

(n) The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Shares for an indefinite period of time.

(o) The Purchaser satisfies any special suitability or other applicable requirements of his state of residence and/or the state in which the transaction by which the Shares are purchased occurs.

(p) The Purchaser is aware that an investment in the Shares involves a number of very significant risks. The Purchaser is aware of the following additional risk factors:

Prospective investors must undertake their own due diligence.

The Offering Documents contain limited information regarding our company, our current and future business and operations, our management and our financial condition. While we believe the information contained in the Offering Documents accurate, such document is not meant to contain an exhaustive discussion regarding our company. We cannot guarantee a prospective investor that the abbreviated nature of the Offering Documents will not omit to state a material fact which a prospective investor may believe to be an important factor in determining if an investment in the Shares is appropriate for such investor. As a result, prospective investors are required to undertake their own due diligence of our company, our current and proposed business and operations, our management and our financial condition to verify the accuracy and completeness of the information we are providing in the Offering Documents. This investment is suitable only for accredited investors who have the knowledge and experience to independently evaluate our company, our business and prospects.

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This is a “best efforts” Offering and there are no assurances we will sell all of the Shares offered hereby.

This is a “best efforts” offering which means there is no guarantee as to the minimum number of Shares we may sell in this Offering. There are no assurances we will sell a sufficient number of Shares to accomplish our goals which are described in these Offering Documents. If we sell less than all of the Shares offered hereby, we will have significantly less funds available to us for general working capital and for the other purposes described herein.

Our management has full discretion as to the use of proceeds from the Offering.

We expect to use the net proceeds from this Offering for working capital, protein development, laboratory and testing equipment necessary to support such development, regulatory and clinical expenses, and development work to extend the patent life of NELL-1, as well as for other purposes not presently contemplated herein but which are related directly to growing our current business. As a result of the foregoing, purchasers of the Shares offered hereby will be entrusting their funds to our management, upon whose judgment and discretion the investors must depend, with only limited information concerning management’s specific intentions.

(q) The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D under the Securities Act, and has truthfully and accurately completed the Purchaser’s Confidential Purchaser Questionnaire contained herein.

(r) The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound.

(s) Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company and/or the Placement Agent is complete and accurate and may be relied upon by the Company and the Placement Agent in determining the availability of an exemption from registration under Federal and state securities laws in connection with the Offering. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company and the Placement Agent immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Shares.

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(t) The Purchaser has significant prior investment experience, including investments in non-registered securities. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Shares will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser.

(u) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Offering Documents.

(v) The Purchaser has relied only on the information contained in the Securities Filings.

(w) The Purchaser understands and agrees that all certificates representing the Shares will contain the following restrictive legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“1933 ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO COUNSEL TO DB COWORKING HOLDINGS CORP. THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.

(x) The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(y) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representations set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company and the Placement Agent should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

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(z) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure[2], or any immediate family[3] member or close associate[4] of a senior foreign political figure, as such terms are defined in the footnotes below.

(aa) If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(bb) (For ERISA plans only) The fiduciary of the ERISA plan represents that such fiduciary has been informed of and understands the Purchaser’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(cc) The Purchaser: (i) if a natural person, represents on its behalf; or (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock corporation or other entity, represents on its behalf and the behalf of its officers, directors and principal stockholders, connected with the Purchaser at the time of this Agreement, that it is not subject to any “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualifying Event”), except for a Disqualifying Event covered by Rule 506(d)(2) or (d)(3).

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of delivery of this Agreement and accompanying documents to the Company and Placement Agent and shall survive such delivery. If, in any respect, those representations and warranties shall not be true and accurate prior to delivery of the payment pursuant to paragraph 1, the undersigned shall immediately give written notice to the Company and the Placement Agent specifying which representations and warranties are not true and accurate and the reason therefor. In addition, the Purchaser agrees to notify the Company and the Placement Agent immediately in writing if the Purchaser ceases to be an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act. Until the Purchaser provides a notice described in the preceding two sentences, the Company and the Placement Agent may rely on the representations, warranties, covenants and agreements contained herein in connection with any matter related to the Company and/or the Placement Agent. Without limiting the generality of the preceding sentence, the Company and the Placement Agent may assume that all such representations and warranties are correct in all respects as of the date hereof and may rely on such representations and warranties in determining whether (i) the Purchaser is suitable as a purchaser of Shares, (ii) Shares may be sold to the Purchaser or any other Purchaser without first registering the Shares under the Securities Act or any other applicable securities laws, (iii) the conditions to the acceptance of subscriptions for Shares have been satisfied, and (iv) the Purchaser meets the eligibility standards set by the Company.

4. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants to and covenants with the Purchaser as follows:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. The Company is not in violation of any of the provisions of its certificate of incorporation, by-laws or other organizational or charter documents, each as may be amended (the “Internal Documents”). The Company is qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, assets, liabilities, results of operations, condition (financial or otherwise), properties or prospects of the Company.

(b) The Company has all power and authority to: (i) conduct its business as presently conducted and as proposed to be conducted as described in the Offering Documents; (ii) enter into and perform its obligations under this Agreement; and (iii) issue, sell and deliver the Shares. The execution and delivery of each of the Agreement and the issuance, sale and delivery of the Shares has been duly authorized by all necessary corporate action. This Agreement has been duly executed and when delivered will constitute upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) The Shares will be duly and validly issued, fully paid and non-assessable, and free from all taxes or liens with respect to the issue thereof and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of stockholders of the Company and/or any other person.

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(d) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the other Offering Documents by the Company or the consummation of any of the transactions contemplated hereby or thereby, and/or (ii) could reasonably be expected to have a material adverse effect on the Company’s operations.

(e) The Company owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

(f) The Company is not in (i) violation or default of any provision of its Internal Documents; (ii) default or material violation of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; and/or (iii) default or material violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable.

(g) The Company has filed all U.S. federal, state and local tax returns that are required to be filed or has requested or will request extensions thereof and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against the Company, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith.

(h) Assuming the accuracy of the Purchaser’s representations and warranties set forth in this Agreement, no registration under the Securities Act of the Shares is required for the offer and sale of the Shares to the Purchaser in the manner contemplated herein and in the Offering Documents.

(i) The Company has not engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Shares.

(j) Since the date of the Offering Documents, there has not been:

(i)	any material adverse change in the financial condition, operations or business of the Company from that shown on the Company Financial Statements, or any material transaction or commitment effected or entered into by the Company outside of the ordinary course of business;

(ii)	any issuance by the Company of any securities, other than grants of options under the Company’s stock option plan(s) made to its officers, directors and employees; or

(iii)	any incurrence of any material liability by the Company outside of the ordinary course of business.

(k) The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

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(l) The Company shall file a Form D with respect to the Shares as required under Regulation D. The Company shall legally qualify the Shares for sale to the Purchasers in each Closing pursuant to this Offering Materials under applicable securities or “blue sky” laws of the states of the United States (or obtain an exemption from such qualification), and shall pay all fees and expenses of such counsel in connection therewith, including, but not limited to, all state filing fees and such counsel’s legal fees and expenses.

(m) Except for commissions which may be paid to the Placement Agent, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

(n) None of the information set forth in the Offering Documents contains any untrue statement of material fact or omits to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

5. Indemnification. The Purchaser acknowledges that the Purchaser understands the meaning and legal consequences of the representations, warranties and covenants in Section 3 hereof and that the Company and the Placement Agent have relied upon such representations, warranties and covenants, and the Purchaser hereby agrees to indemnify and hold harmless the Company, the Placement Agent and each of their respective officers, directors, controlling persons, agents and employees, from and against any and all losses, damages or liabilities due to or arising out of a breach of any representation, warranty or covenant made by the Purchaser herein. Notwithstanding the foregoing, however, no representation, warranty, covenant, acknowledgment or agreement made herein by the Purchaser shall in any manner be deemed to constitute a waiver of any rights granted to the Purchaser under Federal or state securities laws. All representations, warranties and covenants contained in this Agreement and the indemnification contained in this Section 5 shall survive the acceptance of this subscription.

6. Restrictions on Transfer. The Purchaser understands and agrees that the Securities shall not be sold, pledged, hypothecated or otherwise transferred unless the Securities are registered under the Securities Act and applicable state securities laws or are exempt therefrom.

7. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

8. Investor Qualification. The Purchaser previously or simultaneously herewith has furnished a completed and executed Confidential Purchaser Questionnaire, the information in which is true and correct in all respects and which is hereby incorporated by reference herein.

9. Modification. Neither this Agreement nor any provision hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

10. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

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(a) If to the Purchaser, to the address set forth on the signature page of this Agreement, or at such other address as the Purchaser may hereafter have advised the Company by written notification.

(b) If to the Company, to the address set forth on the first page of this Agreement, or at such other address as the Company may hereafter have advised the Purchaser by written notification.

11. Survival of Representations and Warranties. Each party hereto covenants and agrees that the representations and warranties of such party contained in this Agreement shall survive the Closing.

12. Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the matters set forth herein and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

13. Assignability. This Agreement is not transferable or assignable by the undersigned or any successor thereto.

14. Registration Rights. One or more Purchasers (collectively, the “Demand Holder”) holding not less than 500,000 Shares, may make a written request, which request will specify the aggregate number of Shares to be registered and will also specify the intended methods of disposition thereof (the “Request Notice”) to the Company for registration with the SEC under and in accordance with the provisions of the Securities Act of all or part of the Shares then owned by the Demand Holder (a “Demand Registration”). Upon any request for a Demand Registration, the Company will use commercially reasonable efforts to effect the prompt registration under the Securities Act of the Shares which the Company has been so requested to register by the Demand Holder as contained in the Request Notice, all to the extent required to permit the disposition of the Shares so to be registered in accordance with the intended method or methods of disposition of each seller of such Shares. The Company will not be required to effect more than one Demand Registration. It shall be a condition precedent to the obligations of the Company to take any action that Purchasers requesting inclusion in any registration shall furnish to the Company such information regarding them, the Shares held by them, the intended method of disposition of such Shares and other matters as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company. The obligations hereunder shall expire at such time as the Shares may be sold to the pubic without registration without regard to the volume and manner requirements under Rule 144.

15. Governing Law; Waiver Of Jury Trial, Etc. This Agreement shall be governed by and construed solely and exclusively under and pursuant to the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY. THE PARTY PREVAILING THEREIN SHALL BE ENTITLED TO PAYMENT FROM THE OTHER PARTY HERETO OF ALL OF ITS REASONABLE COUNSEL FEES AND DISBURSEMENTS.

16. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. In the event that any signature (including a financing signature page) is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “pdf” signature page were an original thereof.

18. Use of Pronouns and Defined Terms. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require. All terms not otherwise defined herein shall have the same meaning as in the Offering Documents.

19. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

20. Most Favored Nations. From the date hereof until such time as the Offering is terminated, in the event the Company issues or sells any shares of Common Stock or securities directly or indirectly convertible into or exercisable for Common Stock (“Common Stock Equivalents”) or amends the Offering Documents relating to any sale or issuance of Common Stock or Common Stock Equivalents, if the terms and conditions thereunder are more favorable to such investors as the terms and conditions granted under the Offering Documents, the Offering Documents shall be deemed automatically amended so as to give the Purchaser the benefit of such more favorable terms or conditions and the Company shall provide to Purchaser the benefits thereof including, if applicable, issuing additional Shares or providing or modifying the Common Stock Equivalents. The Company shall provide Purchaser with all executed transaction documents relating to any such sale or issue of Common Stock or Common Stock Equivalents.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement on the date his signature has been subscribed and sworn to below.

No. of Shares: _____________________	Amount of Subscription: $_________________

The Shares are to be issued in	____________________________________________
(check one box):	Print Name of Investor

[ ] individual name	____________________________________________
Print Name of Joint Investor (if applicable)
[ ] joint tenants with rights of survivorship
____________________________________________
[ ] tenants in entirety	Signature of Investor

[ ] corporation (an officer must sign)	____________________________________________
Signature of Joint Investor
[ ] partnership (all general partners must sign) [ ] trust [ ] limited liability company
___________________________________
Print Name of Trust, Corporation, Partnership, LLC or other Institutional
email address: _______________________	Investor

fax number: _________________________
By:__________________________________________
Subscriber(s) address:
________________________________	Title:_________________________________________
________________________________
_____________________________________________
Taxpayer ID No.: _____________________	Name of natural person with voting and dispositive control over the Shares being subscribed for

Accepted as of this day of , 2017

BONE BIOLOGICS CORPORATION

By: ____________________________________

Stephen LaNeve, Chief Executive Officer

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EXHIBIT A

CONFIDENTIAL PURCHASER QUESTIONNAIRE

PART I: INFORMATION TO BE PROVIDED BY ALL INVESTORS.

A.	Name of Purchaser: _____________________________________________________

B.	Accreditation. Check all boxes which correctly describe you:

[ ]	You are a natural person whose individual net worth, or joint net worth with your spouse, at the time of purchase, exceeds $1,000,000. For the purposes of calculating net worth under this paragraph:

●	your primary residence cannot be included as an asset;

●	indebtedness that is secured by your primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, is not included as a liability except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess is included as a liability; and

●	indebtedness that is secured by your primary residence in excess of the estimated fair value of the primary residence at the time of the sale of securities is included as a liability.

[ ]	You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or a joint income with your spouse in excess of $300,000 in each of those years and have a reasonable expectation of reaching the same income level during the current year.

[ ]	You are a director of the Company.

[ ]	You have total assets in excess of $5,000,000 and were not formed for the specific purpose of acquiring the securities offered by the Company and are any of the following: a corporation, a partnership, a Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code.

[ ]	You are a bank or savings and loan association or other institution acting in your individual or fiduciary capacity.

[ ]	You are a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

[ ]	You are an insurance company.

[ ]	You are an investment company or business development company under the Investment Company Act of 1940.

[ ]	You are a private business development company under the Investment Advisers Act of 1940.

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[ ]	You are a Small Business Investment Company licensed by the U.S. Small Business Administration under 301(c) or (d) of the Small Business Investment Act of 1958.

[ ]	You are a trust, not formed for the specific purpose of acquiring the Shares offered by the Company, with total assets in excess of $5,000,000 and whose purchase is directed by a sophisticated person.

[ ]	You are an employee benefit plan whose investment decision is being made by a plan fiduciary, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan whose total assets are in excess of $5,000,000 or a self-directed employee benefit plan whose investment decisions are made solely by persons that are “accredited investors” (i.e., they meet any of the standards listed above).

[ ]	You are an entity as to which all of the equity owners (or, in the case of a trust, all of the income beneficiaries) are “accredited investors” (i.e., they must meet one or more of the standards listed above).

[ ]	None of the above.

C.	Provide Answers to the Following Questions:

1.	Are you directly or indirectly an affiliate or associate of any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”)?

[ ]	Yes	[ ]	No

An “affiliate” of a specified person is a person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the specified person.

The term “associate” means (1) any corporation or organization (other than the Company or any subsidiary) or which you are an officer or partner, or of which you are, directly or indirectly, the owner beneficially of 10% or more of any class or equity securities, (2) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar fiduciary capacity, or (3) any relative or spouse, who has the same home as such person or who is a director or officer of the Company of any of its subsidiaries.

If yes, please describe your affiliation or association:

2.	Have you made any subordinated loans to any member of FINRA?

[ ]	Yes	[ ]	No

If yes, please set forth the details of the loan(s) including the original amount(s), date(s), interest rate(s), other material terms, and amount(s) outstanding as of the date hereof:

3.	Are you subject to any “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualifying Event”)? For the purposes of this question, if you are not a natural person(s) and the subscription is being made by a corporation, partnership, or limited liability company or partnership, or association, joint stock corporation or any other entity, “you” means all officers, directors and 5% or greater shareholders of the entity subscriber. Prior to responding to this question, please carefully review Annex 1 to this Confidential Purchaser Questionnaire which contains the full text of these rules.

[ ]	Yes	[ ]	No

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If your answer is “yes,” please provide the complete details regarding such action(s) and attach copies of all relevant documents.

4. Are you subject to any pending action which if determined in a manner adverse to you could result in a Disqualifying Event? For the purposes of this question, if you are not a natural person(s) and the subscription is being made by a corporation, partnership, or limited liability company or partnership, or association, joint stock corporation or any other entity, “you” means all officers, directors and 5% or greater shareholders of the entity subscriber. Prior to responding to this question, please carefully review Annex 1 to this Confidential Purchaser Questionnaire which contains the full text of these rules.

[ ]	Yes	[ ]	No

If your answer is “yes,” please provide the complete details regarding such action(s) and attach copies of all relevant documents.

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PART II: INFORMATION TO BE PROVIDED BY INDIVIDUAL INVESTORS:

Identify the state in which you maintain your principal residence: ___________________________

Occupation: ___________________________________________________________________

Employer: _____________________________________________________________________

If self-employed, provide the following information:

Name of business: ______________________________________________________________

Length of time engaged in current business: _______ years.

The current value of my liquid assets (cash, marketable securities, cash surrender value of my life insurance and other items easily convertible into cash) is sufficient to provide for my current needs and possible personal contingencies:

[ ]	Yes	[ ]	No

Education:

Year	School	Field of Study	Degree	Date Conferred

Please indicate the frequency of your investment in marketable securities, i.e., those where prices are quoted regularly on exchange or in the over-the-counter market:

[ ]	often	[ ]	occasionally	[ ]	seldom	[ ]	never

Do you consider yourself to be an experienced and sophisticated investor?

[ ]	Yes	[ ]	No

Do you alone, or with your Purchaser Representative, have such knowledge and experience in financial and business matters that you are capable of evaluating the risks and merits of this investment and feel that you can afford a loss of your entire investment in the Company?

[ ]	Yes	[ ]	No

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PART III: INFORMATION TO BE PROVIDED BY PURCHASERS OTHER THAN INDIVIDUALS

Identify type of entity (corporation, trust, limited liability company, partnership or other entity):

Identify jurisdiction under the laws of which the entity is organized: ____________________

Identify the date the entity was organized: _______________________________________

Identify jurisdiction where the entity’s principal place of business is located:_____________

Describe principal business conducted: _________________________________________

(You may be asked to furnish a copy of a properly certified company resolution or organizational documents authorizing the purchaser to make an investment of this type).

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PART IV: SIGNATURE

The undersigned hereby represents and warrants that all of its answers to this Purchaser Questionnaire are true as of the date of its execution of the Agreement pursuant to which it subscribed for the Shares.

Name of Purchaser (please print)	Name of Co-Purchaser (please print)

Signature of Purchaser (Entities, please	Signature of Co-Purchaser
provide signature of Purchaser’s duly
authorized signatory.)

Name of Signatory (entities only)(please print)

Title of Signatory (entities only)(please print)

Date: _______________________

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Annex 1

“Bad Actor” Disqualification

Rules 506(d)(1) and (2) of the Securities Act of 1933

(d) “Bad Actor” disqualification. (1) No exemption under this section shall be available for a sale of securities if the issuer; any predecessor of the issuer; any affiliated issuer; any director, executive officer, other officer participating in the Offering, general partner or managing member of the issuer; any beneficial owner of 20% or more of the issuer’s outstanding voting equity securities, calculated on the basis of voting power; any promoter connected with the issuer in any capacity at the time of such sale; any investment manager of an issuer that is a pooled investment fund; any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with such sale of securities; any general partner or managing member of any such investment manager or solicitor; or any director, executive officer or other officer participating in the Offering of any such investment manager or solicitor or general partner or managing member of such investment manager or solicitor:

(i) Has been convicted, within ten years before such sale (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor:

(A)	In connection with the purchase or sale of any security;

(B)	Involving the making of any false filing with the Commission; or

(C)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii) Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before such sale, that, at the time of such sale, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

(A)	In connection with the purchase or sale of any security;

(B)	Involving the making of any false filing with the Commission; or

(C)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii) Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

(A) At the time of such sale, bars the person from:

(1)	Association with an entity regulated by such commission, authority, agency, or officer;

(2)	Engaging in the business of securities, insurance or banking; or

(3)	Engaging in savings association or credit union activities; or

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(B) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before such sale;

(iv) Is subject to an order of the Commission entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (15 U.S.C. 78 o (b) or 78 o -4(c)) or section 203(e) or (f) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-3(e) or (f)) that, at the time of such sale:

(A)	Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(B)	Places limitations on the activities, functions or operations of such person; or

(C)	Bars such person from being associated with any entity or from participating in the Offering of any penny stock;

(v) Is subject to any order of the Commission entered within five years before such sale that, at the time of such sale, orders the person to cease and desist from committing or causing a violation or future violation of:

(A)	Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933 (15 U.S.C. 77q(a)(1)), section 10(b) of the Securities Exchange Act of 1934 (15 U.S.C. 78j(b)) and 17 CFR 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934 (15 U.S.C. 78 o (c)(1)) and section 206(1) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-6(1)), or any other rule or regulation thereunder; or

(B)	Section 5 of the Securities Act of 1933 (15 U.S.C. 77e).

(vi) Is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii) Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before such sale, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of such sale, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii) Is subject to a United States Postal Service false representation order entered within five years before such sale, or is, at the time of such sale, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

(2) Paragraph (d)(1) of this section shall not apply:

(i) With respect to any conviction, order, judgment, decree, suspension, expulsion or bar that occurred or was issued before September 23, 2013;

(ii) Upon a showing of good cause and without prejudice to any other action by the Commission, if the Commission determines that it is not necessary under the circumstances that an exemption be denied;

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(iii) If, before the relevant sale, the court or regulatory authority that entered the relevant order, judgment or decree advises in writing (whether contained in the relevant judgment, order or decree or separately to the Commission or its staff) that disqualification under paragraph (d)(1) of this section should not arise as a consequence of such order, judgment or decree; or

(iv) If the issuer establishes that it did not know and, in the exercise of reasonable care, could not have known that a disqualification existed under paragraph (d)(1) of this section.

(3) For purposes of paragraph (d)(1) of this section, events relating to any affiliated issuer that occurred before the affiliation arose will be not considered disqualifying if the affiliated entity is not:

(i) In control of the issuer; or

(ii) Under common control with the issuer by a third party that was in control of the affiliated entity at the time of such events.

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